INCOME TAXES	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
INCOME TAXES
INCOME TAXES
A summary of the income tax (expense) benefit in the statements of income (loss) follows:

	2017	2016	2015
	(in millions)
Income tax (expense) benefit:
Current (expense) benefit	$(1)	$9	$5
Deferred (expense) benefit	8	26	5
Total	$7	$35	$10

At December 31, 2017 and 2016, MLOA had current taxes payable of $8 million and current taxes receivable of $1 million, respectively.
The Federal income taxes attributable to operations are different from the amounts determined by multiplying the Income (loss) from operations, before income taxes by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects are as follows:

	2017	2016	2015
	(in millions)
Expected income tax (expense) benefit	$23	$33	$9
Dividends received deduction	2	2	1
Change in tax law	(18)	—	—
Income Tax (Expense) Benefit	$7	$35	$10

The Tax Cuts and Jobs Act (the “Tax Reform Act”) was enacted on December 22, 2017. The SEC issued SAB 118 to address the application of U.S. GAAP in situations where a company does not have the necessary information available to complete its accounting for certain income tax effects of the Tax Reform Act. In accordance with SAB 118, MLOA determined reasonable estimates for certain effects of the Tax Reform Act and recorded those estimates as provisional amounts in the 2017 financial statements due to the need for further analysis, collection and preparation of the relevant data necessary to complete the accounting. These amounts are subject to change as the information necessary to complete the calculations is obtained and as tax authorities issue further guidance.
The following provisional amounts related to the impact of the Tax Reform Act are included in MLOA’s financial statements:

•
An income tax expense of $18 million from the reduction of deferred tax assets due to lower corporate tax rates. MLOA will recognize changes to this estimate as the calculation of cumulative temporary differences is refined.

•
An income tax expense of $0.2 million to account for the deemed repatriation of foreign earnings. The determination of this tax requires further analysis regarding the amount and composition of historical foreign earnings.

The components of the net deferred income taxes are as follows:

	December 31, 2017		December 31, 2016
	Assets	Liabilities	Assets	Liabilities
	(in millions)
Reserves and reinsurance	$64	$—	$101	$—
DAC	—	49	—	81
Investments	5	—	—	11
Other	9	—	13	—
Total	$78	$49	$114	$92

As of December 31, 2017, MLOA had $2 million of AMT credits which do not expire.
At December 31, 2017 and 2016 of the total amount of unrecognized tax benefits, $4 million and $4 million respectively, would affect the effective tax rate.
MLOA recognizes accrued interest and penalties related to unrecognized tax benefits in tax (expense) benefit. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2017 and 2016 were $0.3 million and $0.3 million respectively. Tax expense for 2017 reflected a benefit of $0.0 million in interest expense related to unrecognized tax benefits.
A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

	2017	2016	2015
	(in millions)
Balance, beginning of year	$4	$7	$6
Additions/(Subtraction) for tax positions of prior years	—	(3)	1
Balance, End of Year	$4	$4	$7

It is reasonably possible that the total amounts of unrecognized tax benefits will change within the next 12 months. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.
During the first quarter of 2016, MLOA agreed to the Internal Revenue Service’s Revenue Agent’s Reports for MONY Life’s consolidated amended Federal 2004-2007 and consolidated Federal 2008 and 2009 corporate income tax returns. The impact on MLOA’s 2016 statement of income (loss) is an income tax benefit of $0.2 million. In 2017, the IRS commenced their examination of the 2010 through 2013 tax years.